Financial instruments (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of financial instruments [text block] [Abstract]
Stocking loans, description	The stocking loans are secured against the inventory of the Group. The stocking loans become due upon the sooner of a sale of a vehicle by the Group to a customer or 120/180 term from the inception of the individual loan. The stocking loans base rates are in reference to 7-day GBP LIBOR and the Bank of England base rate.
Hedge financial risk	$ 0	$ 0	$ 0
Gains or losses from derecognition of financial assets or financial liabilities	$ 0	$ 0	$ 0